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EXHIBIT 32.1


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350,CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended March 31, 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                Sancon Resources Recovery, Inc.


Date:  May 15, 2007                             By: /s/ Jack Chen
                                                -------------------------------
                                                Jack Chen
                                                Chief Executive Officer


Date:  May 15, 2007                             By: /s/ Klaus Shen
                                                -------------------------------
                                                Klaus Shen
                                                Chief Financial Officer